Rule 497(e)

File Nos. 333-203265 and 811-05961

GREAT-WEST SMART TRACK® II - 5 YEAR VARIABLE ANNUITY

An individual flexible premium variable annuity

Issued by

Great-West Life & Annuity Insurance Company of New York

Supplement dated February 13, 2019

to the Prospectus dated May 1, 2018

This Supplement amends certain information contained in the Prospectus dated May 1, 2018. All Capitalized terms used herein have the same definitions as in the Prospectus.

Effective February 28, 2019, the Great-West Smart Track® II – 5 Year Variable Annuity (the “Contract”) will no longer be available for new sales. In order to purchase the Contract, you must submit a signed Application to Great-West on or before February 28, 2019 and we must receive all required paperwork and payments in good order by no later than March 31, 2019.

This Supplement must be accompanied by, or read in conjunction with, the current Prospectus dated May 1, 2018.

Please read this Supplement carefully and retain it for future reference.